Offerings - Offering: 1	Mar. 18, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 20,363,218.42
Amount of Registration Fee	$ 2,812.16
Offering Note	(1) The transaction value is calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of the Trust as of September 30, 2025. The fee of $2,812.16 was paid in connection with the filing of the Schedule TO-I by BlackRock Private Investments Fund (File No. 005-94022) on October 31, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. (2) Calculated at $138.10 per $1,000,000 of the Transaction Value.